UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 21, 2006



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          Minnesota                  0-944                 41-0783184
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission           (I.R.S. Employer
      of incorporation)           file number)         Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         Item 8.01  Other Events

On February 21, 2006, the Company announced a study that shows that the AngioJet(R) Therapy is Shown Safe and Effective as Part of Rescue Percutaneous Coronary Interventions A copy of the press release is furnished as Exhibit 99.1 to this Report.


         Item 9.01  Financial Statements and Exhibits

     [c]   Exhibits.

     99.1 Press Release, dated February 21, 2006, issued by Possis Medical, Inc.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 21, 2006
                                         POSSIS MEDICAL, INC.



                                         By:   /s/ Jules L. Fisher
                                             -----------------------------------
                                             Jules L. Fisher
                                             Vice President, Finance and Chief
                                             Financial Officer

                                  EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------

     99.1                Press Release, dated February 21, 2006, issued by
                         Possis Medical, Inc.